UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2010

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road
Reston, VA	20190
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2010, TerreStar Corporation, a Delaware corporation (the “Company”) and TerreStar Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company (“Holdings”) terminated their offer to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) (i) all outstanding shares of Series A Cumulative Convertible Preferred Stock of the Company (“Series A Preferred”) for up to 90,000 shares of Series F Preferred Stock of Holdings (“Sub Series F Preferred”), (ii) all outstanding shares of Series B Cumulative Convertible Preferred Stock of the Company (“Series B Preferred”) for up to 318,500 shares of Sub Series F Preferred and (iii) all outstanding shares of Series E Junior Participating Preferred Stock of the Company for up to 300,000 shares of Series G Junior Preferred Stock of Holdings.  Additionally, TerreStar Networks Inc., a Delaware corporation and an indirect majority-owned subsidiary of the Company (“TSN” and, together with the Company and Holdings, the “Companies”) and the Company terminated their proposal to amend all outstanding $167 million (as of September 30, 2009) aggregate principal amount of 6.5% Senior Exchangeable PIK Notes due 2014 (the “6.5% Notes”) in the form of a supplemental indenture to the indenture governing the 6.5% Notes upon the receipt of the requisite consents (the “6.5% Notes Amendments”).

In connection with the Exchange Offers, the Company, Holdings and TSN, as applicable, terminated their solicitation (the “Solicitation,” and together with the Exchange Offers and 6.5% Notes Amendments, the “Exchange Offers and Solicitation”) for (i) consents regarding certain proposed amendments to the certificate of designations of the Series B Preferred, (ii) consents regarding certain proposed amendments to the indenture of TSN’s 6.5% Notes and (iii) the approval of the Exchange Offers and Solicitation by holders of the 6.5% Notes (the “Noteholders’ Amendments”).

The Exchange Offers and Solicitation expired at 5:00 p.m., New York City time, on Friday, April 2, 2010 (the “Expiration Time”).  Prior to the Expiration Time, the Companies terminated the Exchange Offers and Solicitation because certain conditions precedent to the Exchange Offers and Solicitation had not been satisfied.  According to Epiq Systems, Inc. (Financial Balloting Group) (the “Exchange and Information Agent”), as of the time of termination, approximately $22,492,279 aggregate principal amount of the 6.5% Notes had consented to the 6.5% Notes Amendments and the Noteholders’ Amendments and approximately 155,000 shares of Series B Preferred had been validly tendered and not withdrawn.  Additionally, according to the Exchange and Information Agent, as of the time of termination, no shares of the Series A Preferred or the Series E Preferred were validly tendered.  No securities were exchanged in the Exchange Offers and Solicitation.  The Companies instructed the Exchange and Information Agent to return promptly any tendered shares and any delivered consents.

The Exchange Offers and Solicitation were being made pursuant to the Offering Memorandum dated November 16, 2009, as amended on December 8, 2009, December 22, 2009, January 5, 2010, January 27, 2010, February 5, 2010, March 8, 2010 and March 17, 2010, the related Letter of Consent, as amended, and the related Letter of Transmittal, as amended, which set forth a more detailed description of the Exchange Offers and Solicitation, including certain conditions that were required to be satisfied or waived prior to the Expiration Time of the Exchange Offers and Solicitation.

Each of the Series A Preferred and the Series B Preferred will become mandatorily redeemable on April 15, 2010 (the “Redemption Date”) at a price per share equal to $1,000, plus all accrued but unpaid dividends.  Currently, the Company does not anticipate having on April 15, 2010, the funds legally available for the redemption of the Series A Preferred and Series B Preferred.  The shares of Series A Preferred and Series B Preferred not redeemed on the Redemption Date will remain outstanding and will be entitled to all the rights and preferences provided under the certificates of designations for the Series A Preferred and the Series B Preferred, respectively.  Following termination of the Exchange Offers and Solicitation, the Companies will continue to consider their options in connection with amending the Redemption Date of or refinancing the Series A Preferred and the Series B Preferred, or otherwise fulfilling the requirements under the terms of such securities, including without limitation the acquisition of all or a portion of the Series A Preferred and Series B Preferred through privately negotiated transactions or otherwise, upon such terms and consideration as the Companies may determine, which acquisitions may differ from the Exchange Offers and Solicitation in price and/or consideration.

If all of the shares of Series A Preferred are not redeemed on the Redemption Date, the holders of the Series A Preferred will have the right, subject to proper notice as set forth below, voting as a single class with all other parity securities upon which like voting rights have been conferred and are exercisable, to elect two members to the Company’s board of directors until all outstanding shares of the Series A Preferred have been redeemed.  Similarly, if all of the shares of Series B Preferred are not redeemed on the Redemption Date, the holders of the Series B Preferred will have the right, subject to proper notice as set forth below, voting as a single class with all other parity securities upon which like voting rights have been conferred and are exercisable, to elect a majority of members to the Company’s board of directors until all outstanding shares of the Series B Preferred have been redeemed.  Such board election rights of the Series A Preferred and Series B Preferred holders will become effective only if the Company’s failure to redeem continues for 30 consecutive days following the notice to the Company of the failure to redeem is given by the holders of at least 25 percent of the Series A Preferred or the Series B Preferred, as the case may be, then outstanding.

This Form 8-K is for informational purposes only and does not constitute an offer to sell or purchase or the solicitation of an offer to buy or sell any security.  This Form 8-K shall not constitute an offer, solicitation or sale in any jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements include, without limitation, the Company's current beliefs, expectations, focus and/or plans about future events, including those regarding the redemption of the Series A Preferred and the Series B Preferred, and the terms, conditions, timing and costs of any such redemption.  In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders.  These forward-looking statements are generally identified by the words or phrases “intend,” “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import.  These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements.  These forward-looking statements are not guarantees of future performance.  Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them.  We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date:  April 5, 2010